UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AML COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Notice of Annual Meeting of Stockholders
to be held September 9, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of AML Communications, Inc., (the “Company”) which will be held on Friday, September 9, 2005, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012.

At the Annual Meeting, stockholders will be asked to consider the following proposals:

1.                To elect 6 directors as described in the accompanying Proxy Statement to hold office until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.                To ratify the appointment of Kabani & Company, Inc. as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2006.

3.                To approve an amendment to the Company’s Amended and Restated 1995 Stock Incentive Plan to increase the number of shares subject thereto from 3,000,000 to 3,500,000.

4.                To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 22, 2005 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record as of the Record Date are entitled to such notice and to vote at the Annual Meeting.

All of the Company’s stockholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU SEND IN YOUR PROXY TO THE MEETING.

By Order of the Board of Directors,

Edwin J. McAvoy
Corporate Secretary
Camarillo, California
July 29, 2005

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The proxy statement and form of proxy are dated July 29, 2005 and are first being mailed to stockholders on or about August 9, 2005.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AML Communications, Inc. (the “Company” or “AML”) of proxies for use at the 2005 Annual Meeting of Stockholders of AML Communications, Inc. (the “Annual Meeting”) to be held on Friday, September 9, 2005, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012 and at any adjournment(s) or postponement(s) thereof.

We will only deliver one Proxy Statement and Annual Report to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

AML Communications, Inc.
Attn:  Corporate Secretary
1000 Avenida Acaso
Camarillo, CA  93012
Telephone: (805) 388-1345

If you are receiving multiple copies of our Proxy Statement and Annual Report and would like to receive only one copy, you may contact us at the above address or telephone number.

VOTING RIGHTS

Stockholders of record as of the close of business on July 22, 2005 (the “Record Date”) have the right to receive notice of and to vote at the Annual Meeting. On July 22, 2005, AML had issued and outstanding 10,077,866 shares of Common Stock, $0.01 par value (the “Common Stock”), the only class of voting securities outstanding.

Each stockholder of record as of the Record Date will be entitled to one vote for each share of Common Stock held as of the Record Date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the Record Date will constitute a quorum for transacting business. Abstentions are counted for purposes of determining the presence of a quorum for the transaction of business. Directors are elected by a plurality of the votes cast in the election. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares of Common Stock, present at the meeting in person or by proxy, is required to approve all other proposals brought before the meeting. Shares which abstain from voting as to these matters and shares held in “street name” by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to these matters (“broker non-votes”), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote.

Accordingly, abstentions will have the effect of a vote “against” the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder’s shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates, and with respect to all other matters, whether the Proxy holder shall vote for or against or be without authority to vote on such matters.

The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder’s direction. In the absence of instructions, shares represented by valid Proxies will be voted for the six nominees for director, for the confirmation of Kabani & Company, Inc. as our independent accountant, and for the approval of the amendment to the Amended and Restated 1995 Stock Incentive Plan to increase the number of shares subject thereto from 3,000,000 to 3,500,000. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

The Company’s principal executive offices are located at 1000 Avenida Acaso, Camarillo, California 93012 and its phone number is (805) 388-1345.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of July 22, 2005, by (i) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and the two most highly compensated officers (collectively, the “Named Executive Officers”) and (iv) all Directors and executive officers as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

	Amount and
	Nature of		Percent of
	Beneficial		Outstanding
	Ownership		Common
Beneficial Owner	of Common Stock		Stock(1)
Jacob Inbar(2)	1,723,334	(3)(4)	16.3%
Tiberiu Mazilu(2)	1,224,043	(5)(6)	11.7%
Edwin J. McAvoy(2)	680,138	(7)	6.5%
Richard W. Flatow(2)	161,429	(8)	1.6%
David A. Derby(2)	156,742	(9)	1.5%
Gerald M. Starek(2)	308,392	(10)	3.0%
Marina Bujatti(12)	539,300		5.4%
All current executive officers and directorsas a group (6 persons)(11)	4,254,078	(11)	40.6%

(1)    Applicable percentage of ownership is based on 10,077,866 shares of Common Stock outstanding as of July 22, 2005, together with applicable options for such stockholder exercisable within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)    The address of such person is 1000 Avenida Acaso, Camarillo, California 93012.

(3)    All shares, other than option shares issuable pursuant to options, are held in the Inbar Trust U/A/D 3/13/90. Mr. Inbar and his wife, Catherine Inbar, are the trustees with shared voting power with respect to such shares.

(4)    Includes 479,583 shares issuable pursuant to options exercisable within 60 days.

(5)    Includes 252,595 shares owned by Tiberiu Mazilu; 324,422 shares owned by Tiberiu Mazilu and Dolna Mazilu, Trustees of the Mazilu Family Trust dated 4/5/96; 127,443 shares owned by the Mazilu Family Limited Partnership for the benefit of Jamie Mazilu; 45,000 shares owned by the Mazilu Family Limited Partnership; and 70,000 shares owned by Crina Izvemariu and Dolna Mazilu, Trustees of Izvemariu Exemption Trust dated 5/26/02. Tiberiu Mazilu is general partner of, but disclaims beneficial ownership of, the Mazilu Family Limited Partnership.

(6)    Includes 404,583 shares issuable pursuant to options exercisable within 60 days.

(7)    Includes 342,083 shares issuable pursuant to options exercisable within 60 days.

(8)    Includes 8,929 shares owned by Richard Flatow, Trustee of the Flatow Living Trust dated 9/1/89. Also includes 152,500 shares issuable pursuant to options exercisable within 60 days.

(9)    Included 8,929 shares owned by David Derby and Ericka Derby as joint tenants. Also includes 147,813 shares issuable pursuant to options exercisable within 60 days.

(10)  Includes 116,875 shares issuable pursuant to options exercisable within 60 days.

(11)  Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of all current executive officers and directors as a group.

(12) The address of such person is 3350 Scott Boulevard, Building 25, Santa Clara, California 95054.

Change in Control

To the knowledge of management, there are no present arrangements that may result in a change of control of the Company, nor has any change in control occurred since the beginning of our last fiscal year.

Proposal No. 1

ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to hold office until the 2006 Annual Meeting of Stockholders and until their successors have been elected and qualified. Each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of the nominees set forth below. The Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting.

In the event that a nominee for director listed below should become unavailable for election for any reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company’s knowledge, the nominees are and will be available to serve.

The following table sets forth the names and ages of the nominees, the year each nominee was first elected as a director, and the positions each nominee holds with the Company.

Nominees for term expiring in 2006:

			Director
Name	Age	Positions	Since
Tiberiu Mazilu, Ph.D.	59	Vice President of Engineering	2001
		and Director
Richard W. Flatow	64	Director	1995
Edwin J. McAvoy	61	Vice President of Sales, Director,	2001
		and Corporate Secretary
David A. Derby	64	Director	1995
Jacob Inbar	56	Chairman of the Board	1986
		Chief Executive Officer and President
Gerald M. Starek	64	Director	1999

Background of the Nominees and Directors

Jacob Inbar is a co-founder of the Company, has been a Director since its inception and has been the Company’s Chairman of the Board of Directors since December 1995. Mr. Inbar has held the positions of President and Chief Executive Officer since February 2001 and previously held these positions from the Company’s inception until February 1999. Mr. Inbar holds a B.S. in Electrical Engineering from Ben Gurion University, Israel and an M.B.A. from California Lutheran University.

Tiberiu Mazilu, Ph.D. is a co-founder of the Company and has served as its Vice President of Engineering since February 2001 and as a Director since March 2001. Dr. Mazilu previously served as the Company’s Technical Fellow from March 2000 until February 2001, as Vice President, Engineering from February 1999 to March 2000, as Vice President, Custom Products and Director from January 1987 to February 1999. Dr. Mazilu served as the Company’s Chairman of the Board from January 1987 until September 1995. Dr. Mazilu holds a Ph.D. in Electrical Engineering, with a specialty in electromagnetics, from the University of California, Los Angeles.

Edwin J. McAvoy is a co-founder of the Company and has served as its Vice President, Sales and Marketing and as a Director since March 2001. Mr. McAvoy previously served as the Company’s Vice President, Sales and Marketing and as a Director from November 1986 until February 1999 and then as

Director of Custom Programs from March 1999 to September 2000. Mr. McAvoy holds a B.S. degree in Applied Engineering from Technical College, Grimsby, England.

David A. Derby has been a Director of the Company since December 1995, and has been a management consultant since September 2001. Mr. Derby has served as a Director of SYS (OTC: SYYS) since 2001 and as Chairman since 2003. SYS provides technical and administrative services and software to government and industry. He also serves on the board of The Fellowship Center and the Corporate Directors Forum. Both companies are non-profit organizations in San Diego County. From May 1982 to September 2001, Mr. Derby was President, Chief Executive Officer and a Director of Datron Systems Incorporated (NASDAQ: DTSI), a manufacturer of radio and satellite communication systems and products. From April 1998 to September 2001, Mr. Derby was also the Chairman of the Board of Datron Systems Incorporated.

Richard W. Flatow has been a Director of the Company since December 1995 and has been the President of RWF Enterprises, a management consulting firm, since 1994. From 1993 to 1994, Mr. Flatow was President and Chief Executive Officer of Futurekids, Inc., a franchiser of computer training for children. Previously, Mr. Flatow was a Managing Partner and Senior Consultant for Hankin & Co., a middle-market management consulting firm and from 1986 to 1990 he was Chairman, President, Chief Executive Officer and a Director of Avalon Marketing Inc., a consumer products marketing and distribution company.

Gerald M. Starek has been a Director of the Company since March 1999, and has served as a Director of Advanced Energy Industries, Inc. since 1998 (NASDAQ: AEIS). From 1993 to 1995, Mr. Starek served on the Board of Directors of Systems Chemistry, Inc., a privately held company that was purchased in 1995 by SubMicron Systems, Inc. Previously, Mr. Starek served as President, Chief Executive Officer and Chairman of the Silicon Valley Group, a supplier of automated wafer processing equipment for the semiconductor industry, which he founded in 1977.

The Board of Directors recommends a vote FOR each of the nominees as a director.

Proposal No. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kabani and Company, Inc. acted as the Independent Registered Public Accounting Firm for the Company during the fiscal year ended March 31, 2005. Representatives of this firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

The Board of Directors requests that stockholders ratify its selection of Kabani & Company, Inc. as our independent accountant for the current fiscal year. If the stockholders do not ratify the selection of Kabani & Company, Inc., the Audit Committee of the Board of Directors will select another firm of independent accountants. Representatives of Kabani & Company, Inc. will not be present at the meeting.

On September 30, 2004, Singer Lewak Greenbaum & Goldstein, LLP (“SLGG”) resigned as our independent registered public accounting firm, effective immediately. On September 30, 2004, our Audit Committee approved the engagement of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending March 31, 2005.

The report issued by SLGG in connection with our financial statements for each of the fiscal years ended March 31, 2004, and March 31, 2003, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except the report of the financial statements for us for the year ended March 31, 2003 which contained a paragraph expressing substantial doubt regarding our ability to continue as a going concern.

During the fiscal years ended March 31, 2004, and March 31, 2003, and the later interim period preceding the resignation of SLGG on September 30, 2004, there have been no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B), if not resolved to the satisfaction of SLGG, would have caused SLGG to make a reference to the subject matter of such disagreement in connection with its reports, and there occurred no events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

During the fiscal years ended March 31, 2004 and March 31, 2003, and the later interim period through the date of our engagement with Kabani & Company, Inc on September 30, 2004, neither we nor anyone on our behalf consulted with Kabani & Company, Inc. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The following table sets forth fees billed to us by our auditors, Kabani & Company, Inc. and our former auditors, Singer Lewak Greenbaum & Goldstein during the fiscal years ended March 31, 2005 and March 31, 2004 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. “All other fees” include fees related to (or paid for) in the fiscal year ended March 31, 2005 and fees related to fiscal year ended March 31, 2004. Included in the “Audit Related Fees” for the fiscal year ended March 31, 2004, is $21,000 for audit services directly related to the Microwave Power Inc, (“MPI”) acquisition. Additionally, there were $70,000 in audit fees directly related to the MPI acquisition during fiscal year ended March 31, 2005, which were capitalized acquisition costs and included in the Purchase Price Allocation.

		For the period ending
		March 31, 2005	March 31, 2004
(i)	Audit fees	$73,000	$46,000
(ii)	Audit related fees	34,000	25,000
(iii)	Tax fees	—	—
(iv)	All other fees	2,000	2,000

		$109,000	$73,000

The Audit Committee pre-approved all auditing services and non-audit services not prohibited by law to be performed by AML’s independent auditors. The Audit Committee also pre-approved all associated fees, except for diminimus amounts for non-audit services, which are approved by the Audit Committee prior to the audit.

The Board of Directors recommends a vote FOR the selection of Kabani & Company, Inc. as the Company’s Independent Registered Public Accounting Firm for the 2006 fiscal year.

Proposal No. 3

APPROVAL OF FIFTH AMENDED AND RESTATED 1995 STOCK
INCENTIVE PLAN

As of June 30, 2005, there were 149,761 shares of our common stock that remained available under the Fourth Amended and Restated 1995 Stock Incentive Plan (the “Plan”) for the grant of stock options or for issuance pursuant to other stock-based incentives. In order to increase the aggregate number of shares available for stock options and other stock-based incentives, on July 12, 2005, the Board of Directors approved the Fifth Amended and Restated 1995 Stock Incentive Plan and is submitting such amended and restated Plan (the “Amended Plan”) to stockholders for their approval at the Annual Meeting. The following description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Exhibit B to this Proxy Statement. Any awards to be made to any specific employees under the Amended Plan have not yet been determined.

General

The purpose of the Amended Plan is to enable the Company to attract, retain and motivate its employees and consultants, as well as its directors who are not employees (“Nonemployee Directors”) by providing for or increasing the proprietary interests of such employees, consultants or Nonemployee Directors in the Company. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is currently 3,000,000, subject to certain adjustments to prevent dilution. It is proposed that the maximum number of shares of Common Stock that may be issued pursuant to awards under the Amended Plan be increased by 500,000 shares to an aggregate of 3,500,000 shares of Common Stock, subject to certain adjustments to prevent dilution. This increase in the number of authorized shares is the only proposed change to the existing plan.

The Amended Plan is administered by a committee of the Board consisting of two or more directors (the “Committee”), each of whom is an “nonemployee director,” as such term is defined in Rule 16b-3, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, if the Committee is not comprised of two or more “nonemployee directors,” then all recommendations of the Committee relating to the Amended Plan shall be subject to the final approval of the Board. Unless otherwise determined by the Board, with respect to any award that is intended to qualify as “performance based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Committee shall consist of two or more “outside directors” (as such term is defined under Section 162(m) of the Code).

The members of the Committee are appointed by the Board and serve until their successors are appointed. Subject to the provisions of the Plan, the Committee is authorized and empowered to administer the Amended Plan, including, without limitation:

•       adopting, amending and rescinding rules and regulations relating to the Amended Plan;

•       determining which persons are participants under the Plan and which of such participants, if any, shall be granted awards under the Amended Plan;

•       granting awards to participants and determining the terms and conditions thereof, including the number of shares of Common Stock issuable, and the exercise price of those awards, subject to certain limitations;

•       determining whether and the extent to which adjustments are required; and

•       interpreting and construing the Amended Plan and the terms, conditions and restrictions of any awards granted under the Plan.

Subject to the discretion of the Committee, (a) all of the Company’s 78 employees and (b) all 3 of the Company’s non-employee directors are eligible to participate in the Amended Plan.

Awards to Participants

The Committee is authorized under the Amended Plan to enter into any type of arrangement with a participant that is not inconsistent with the provisions of the Amended Plan and that, by its terms, involves or might involve the issuance of Common Stock or a Derivative Security (as such term is defined in Rule 16a-1 under the Exchange Act) with an exercise or conversion privilege at a price related to the Common Stock or with a value derived from the value of the Common Stock. The entering into of any such arrangement is referred to herein as the “grant” of an “Award.” Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

Awards may be issued, and Common Stock may be issued, pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award. In no event may the exercise price of any option to purchase Common Stock be less than the fair market value of a share of Common Stock on the date such option is granted. An Award granted under the Plan to a participant may include a provision conditioning or accelerating the receipt of benefits upon the occurrence of specified events, including a change in control of the Company, an acquisition of a specified percentage of the voting power of the Company, a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other certain events. An Award to a participant may permit the participant to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, and/or to pay all or part of such Participant’s tax withholding obligation with respect to such issuance, by

•       the delivery of cash;

•       the delivery of other property deemed acceptable by the Committee;

•       the delivery of previously owned shares of capital stock of the Company (including “pyramiding”) or other property;

•       a reduction in the amount of Common Stock or other property otherwise issuable pursuant to such Award; or

•       the delivery of a promissory note.

Notwithstanding any other provision of the Plan, no employee shall be granted Awards in excess of 300,000 shares of Common Stock, subject to adjustment, during any one calendar year and no Nonemployee Director shall be granted Awards in excess of 300,000 shares of Common Stock, subject to adjustment, during any one calendar year. A stock option granted to an employee (as distinguished from a Nonemployee Director or consultant) of the Company may be an Incentive Stock Option or a Nonqualified Option (as defined below).

Nonemployee Director Options

Under the Amended Plan, the determination of the terms and conditions of Awards granted to Nonemployee Directors is within the Committee’s discretion, subject to the terms of the Amended Plan. The limit on the number of shares of Common Stock granted pursuant to Awards to any Nonemployee Director during any one calendar year is 50,000.

Plan Duration

The original 1995 Stock Incentive Plan became effective on November 3, 1995 and has been amended and restated on June 24, 1998 , July 26, 2000, June 26, 2001 and on June 10, 2002. The Amended Plan became effective upon its adoption by the Board of Directors on July 12, 2005, but no shares of Common Stock beyond those already authorized by the Fourth Amended and Restated 1995 Stock Incentive Plan may be issued or sold under the Amended Plan until it has been approved by the Company’s stockholders. Unless sooner terminated by the Board of Directors, the Amended Plan will terminate on November 1, 2005. After termination of the Amended Plan, no additional Awards may be granted thereunder. Although Common Stock may be issued on or after November 1, 2005 pursuant to the exercise of Awards granted prior to such date, no Common Stock shall be issued under the Amended Plan on or after October 31, 2015.

Amendment of Plan

The Amended Plan provides that it may be amended or terminated by the Board at anytime, except that no amendment or termination of the Amended Plan shall deprive the recipient of any Award that was previously granted to the recipient under the Amended Plan of his or her rights thereto without the recipient’s consent. If any national securities exchange upon which any of the Company’s securities are listed requires that any such amendment be approved by the Company’s stockholders, then such amendment will not be effective until it has been approved by the Company’s stockholders.

Federal Income Tax Treatment

The following is a brief description of the federal income tax treatment which will generally apply to Awards made under the Amended Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of Awards will depend on the recipient and the specific nature of the Award. No information is provided herein with respect to estate, state or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an Award or the disposition of any acquired shares under those laws. Because the following is only a brief summary of the general federal income tax rules, recipients of Awards should not rely thereon for individual tax advice, as each taxpayer’s situation and the consequences of any particular Award will vary depending upon the specific facts and circumstances involved. Each participant in the Amended Plan is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

Nonqualified Options

Stock options granted to persons who are not employees of the Company, including options granted to Nonemployee Directors and consultants of the Company, will be “Nonqualified Options.” Stock options granted to persons who are employees of the Company may be Nonqualified Options or Incentive Options (defined below). The grant of a Nonqualified Option is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See “Special Rules for Awards Granted to Insiders,” below. A subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sales price and the sum of the exercise price paid for such shares plus the ordinary income recognized with respect to such shares.

Incentive Stock Options

Pursuant to the Amended Plan, employees of the Company may be granted options that are intended to qualify as incentive stock options (“Incentive Stock Options”) under the provisions of Section 422 of the

Code. Generally, except as described with respect to the alternative minimum tax, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Stock Option. However, if the optionee sells the shares acquired upon the exercise of an Incentive Stock Option (“Option Shares”) at any time within (a) one year after the date of transfer of the Option Shares to the optionee pursuant to the exercise of such Incentive Stock Option or (b) two years from the date of grant of such Incentive Stock Option(a “Disqualifying Disposition”), then :

•       the optionee will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the Option Shares on the date of exercise,

•       the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the Option Shares on the date of exercise, over the exercise price of such Incentive Stock Option,

•       the optionee will recognize capital loss equal to the excess, if any, of the exercise price of such Incentive Stock Option over the sales price of the Option Shares, and

•       the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

If the optionee sells the Option Shares at any time after the optionee has held the Option Shares for at least (a) one year after the date of transfer of the Option Shares to the optionee pursuant to the exercise of the Incentive Stock Option and (b) two years from the date of grant of the Incentive Stock Option, then the optionee will recognize long-term capital gain or loss equal to the difference between the sales price and the exercise price of such Incentive Stock Option, and the Company will not be entitled to any deduction.

The amount by which the fair market value of Option Shares on the date of exercise exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee’s “alternative minimum taxable income” (“AMTI”) in the year of exercise. The “alternative minimum tax” imposed on individual taxpayers is generally equal to the amount by which 28%(26% of AMTI below certain amounts) of the individual’s AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

Special Rules for Awards Granted to Insiders

If an optionee is a director, officer or shareholder subject to Section 16 of the Exchange Act (an “Insider”), the determination of the amount and the timing of income recognition in connection with an award under the Amended Plan, and the beginning of the holding period for any shares received, may be required to be deferred until the expiration of any period during which the Insider would be restricted from disposing of any stock received, unless the Insider makes a proper election under Section 83(b) of the Code (an “83(b) Election”) within 30 days from the date of exercise.

Restricted Stock

Awards under the Amended Plan may also include stock sales, stock bonuses or other grants of stock that include provisions for the delayed vesting of the recipient’s rights to the Common Stock. Unless the recipient makes an 83(b) Election as discussed above within 30 days after the receipt of the restricted Common Stock, the recipient generally will not be taxed on the receipt of shares of restricted Common Stock until the restrictions on such shares expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the Common Stock at that time over the purchase price. However, if the recipient makes an 83(b) Election within 30 days of the receipt of restricted Common Stock, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of the Common Stock on the date of receipt (determined without regard to vesting restrictions) over the purchase price.

Miscellaneous Tax Issues

Awards may be granted under the Amended Plan which do not fall clearly into the categories described above. The federal income tax treatment of these Awards will depend upon the specific terms of such Awards. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with Awards made under the Amended Plan.

Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the Amended Plan by delivering previously owned shares of Common Stock or reducing the number of shares of Common Stock otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a Disqualifying Disposition with respect to Option Shares.

A holder’s tax basis in shares of Common Stock acquired pursuant to the Amended Plan generally will equal the amount paid for such shares of Common stock plus any amount recognized an ordinary income with respect to such shares. Other than ordinary income recognized with respect to shares of Common Stock and included in basis, any subsequent gain or loss upon the disposition of such shares generally will be capital gain or loss. The rate at which any such gain will be taxed will, as a general matter, depend upon the holder’s holding period in the shares.

The terms of the agreements pursuant to which specific Awards are made under the Amended Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In the event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code.

The Company generally obtains a deduction equal to the ordinary income recognized by the recipient of an Award. In certain instances the Company may be denied a deduction for compensation (including amounts attributable to the ordinary income recognized with respect to options, restricted stock or other Awards) paid to certain corporate officers of the Company to the extent the compensation exceeds $1,000,000 (per person) annually. Nevertheless, the Amended Plan has been structured in order to enable the Company to issue Awards that are treated as “performance-based compensation” not subject to this $1,000,000 limit.

Section 16(b) of the Exchange Act

The acquisition and disposition of shares of Common Stock by Insiders pursuant to awards granted to them under the Amended Plan may be subject to the provisions of Section 16(b) of the Exchange Act, under which a purchase of shares of Common Stock within six months before or after a sale of shares of Common Stock could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisition and disposition of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to employee benefit plans.

Interest of Persons in the Matter to be Acted Upon

The officers and Nonemployee Directors of the Company are eligible to receive option grants under the Amended Plan.

Participation in the Amended Plan

The grant of options under the Amended Plan to executive officers, including the officers named in the Summary Compensation Table, is subject to the discretion of the Committee. As of the date of this proxy statement, there has been no determination by the Committee with respect to future awards under the Amended Plan. Accordingly, future awards are not determinable. The table of option grants under “Option Grants During Fiscal 2005” provides information with respect to the grant of options to the persons named in the Summary Compensation Table during fiscal 2005. During fiscal 2005, all current executive officers as a group were granted options to purchase approximately 80,000 shares and all other employees as a group were granted options to purchase approximately 89,500 shares pursuant to the Plan. Non-employee Directors as a group were awarded options to purchase 22,500 shares during the fiscal year ended March 31, 2005 pursuant to the Plan.

As of June 30, 2005, options to purchase approximately 2,083,113 shares of our common stock were outstanding under the Plan with a weighted average exercise price of $1.11 per share, options to purchase approximately 767,126 shares of our common stock had been exercised, and approximately 149,761 shares were available for future grant, of which 50,000 shares have been designated for issuance in August 2005.

The following table sets forth certain information regarding the compensation paid by the Company to the Named Executive Officers who received salary and bonuses in excess of $100,000 during the fiscal year ended March 31, 2005 as well as the previous two fiscal years, for all services rendered in all capacities to the Company.

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
					Awards
	Annual Compensation(1)			Bonus	Securities
Name and Principal Position	Fiscal Year	Salary(2)		($)(6)	Underlying Options
Jacob Inbar,	2005	$135,000	(3)	$25,000	30,000 (5)
Chairman, President and Chief Executive Officer	2004	70,000		—	25,000
	2003	50,000		—	75,000
Tiberiu Mazilu, Ph.D.,	2005	112,000	(4)	$15,000	25,000 (5)
Vice President Engineering	2004	66,000		—	20,000
	2003	50,000		—	60,000
Edwin J. McAvoy,	2005	112,000	(4)	$15,000	25,000 (5)
Vice President Sales	2004	66,000		—	20,000
	2003	50,000		—	60,000

(1)          Other than salary, bonus and the other compensation described herein, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer’s salary.

(2)          Salary includes amounts deferred pursuant to the Company’s 401(k) plan. The amounts shown include proceeds from the execution and sale of Incentive Stock Options.

(3)          The salary for Jacob Inbar was increased to $160,000 on January 31, 2005.

(4)          The salaries for Tiberiu Mazilu and Edwin McAvoy were increased to $130,000 on January 31, 2005.

(5)          Options issued during the fiscal year ended March 31, 2005, of which 25% of these options will be vested within 60 days of the record date.

(6)          Bonus amounts indicated for year in which bonus was earned.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of options to each of the Company’s Named Executive Officers during the fiscal year ended March 31, 2005.

Option Grants During Fiscal 2005

	Number of	% of Total
	Securities	Options Granted	Exercise
	Underlying	to Employees	Price	Expiration
Name	Options Granted	in Fiscal Year(1)	($/Share)	Date(2)
Jacob Inbar	30,000	15.7%	$1.42	6/14/2014
Tiberiu Mazilu	25,000	13.1	1.42	6/14/2014
Edwin J. McAvoy	25,000	13.1	1.42	6/14/2014

(1)          Options to purchase an aggregate of 192,000 shares of Common Stock were granted to employees, including the Named Executive Officers, during the fiscal year ending March 31, 2005, with exercise prices ranging from $1.06 to $1.55 per share, in each case the fair market value of the Common Stock on the date of grant. All such options are subject to vesting under one of three different schedules. The three schedules are (a) over a one year period, with 50% vested upon issuance of the option, 25% six months from option issuance, and 25% twelve months from option issuance; (b) over a three-year period, with 33.3% of the options exercisable on each successive anniversary of the date of the grant; (c) over a four-year period, with 25% of the options exercisable on each successive anniversary of the date of grant.

(2)          Options granted have a term of 5 or 10 years, subject to earlier termination in certain events related to termination of employment.

Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information with respect to the unexercised options to purchase Common Stock held by each of the Named Executive Officers as of March 31, 2005:

Fiscal Year-End Option Values

			Number of Securities				Value of Unexercised In-the
	Shares		Underlying Unexercised				Money Options/SARs
	Acquired	Value	Options/SARs at FY end(#)				at FY end($)(2)
	on Exercise	Realized(1)	Exercisable		Unexercisable		Exercisable	Unexercisable
Jacob Inbar	—	—	479,583-	(3)	41,250	-(3)	$154,926	$5,400
Tiberiu Mazilu	—	—	404,583-	(4)	33,750		$125,588	$4,163
Edwin J. McAvoy	—	—	342,083-	(4)	33,750		$125,588	$4,163

(1)          Market value of the Company’s Common Stock at the exercise date minus the exercise price.

(2)          Fair market value of the Common Stock as of March 31, 2005 represents the closing trading price of the Common Stock on such date ($ 1.21 per share) minus the exercise price.

(3)          Represents options granted in July 2000, May 2001, September 2001, March 2003, October 2003, and June 2004.

(4)          Represents options granted in May 2001, March 2003, October 2003, and June 2004.

Compensation of Directors

Directors who are also officers of the Company receive no additional compensation for their services as directors. For fiscal 2005, each non-employee director received an annual retainer and meeting fees of $14,400, plus out of pocket expenses. Additionally, these non-employee directors were awarded options during the fiscal year ended March 31, 2005, to purchase 7,500 shares of Common Stock at a price of $1.20 per share. In addition, under the terms of the Company’s Fourth Amended and Restated 1995 Stock Incentive Plan, each non-employee director may receive discretionary awards of shares of Common Stock subject to the terms of the Plan. Non-employee directors are not eligible to be considered for the grant of Incentive Stock Options. No non-employee director may be granted Options in excess of 50,000 shares of Common Stock during any one calendar year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2001, we received a loan of $50,000 from Dr. Tiberiu Mazilu, PhD, an officer and director of the Company. The promissory note called for quarterly interest payments to Dr. Mazilu commencing on September 30, 2002, with the interest payment calculated quarterly and based on the prime interest rate plus 1.25%. The principal amount of the note was due on January 2, 2005 but would become due and payable by the Company immediately upon the consolidation or merger of the Company into another entity, the death of Dr. Mazilu, or the Company’s termination of Dr. Mazilu’s employment with the Company. On November 2, 2004, the Board of Directors approved the early payoff of this note payable and the note was paid in full on November 9, 2004.

In July 2003, we raised $245,000 ($100,000 of which was a conversion from an advance received in June 2003) from current officers and directors and $43,000 from other investors in the form of notes payable with warrants attached. The funds were used for working capital. The promissory notes bear interest at the rate of 8% and have a two-year maturity. Warrants to purchase a total of 240,000 shares of our common stock were issued in connection with the funding. The per share exercise price of the warrants is $0.24. The warrants expire five years from the date of issuance. We have valued these warrants at $35,000 and are expensing this value over the term of the notes payable. For the twelve months ended March 31, 2005, a total of $22,000 was charged to the consolidated statement of operations. On November 2, 2004, the Board of Directors approved the early payoff of these notes payable and these notes were paid in full on November 9, 2004.

BOARD OF DIRECTORS AND COMMITTEES

Committees of the Board

The Board of Directors has delegated certain of its authority to a Compensation Committee and an Audit Committee. Both Committees are composed of Messrs. Flatow, Derby and Starek, with Mr. Flatow serving as chairman of the Compensation Committee and Mr. Derby serving as chairman of the Audit Committee. No member of either committee is a former or current officer or employee of the Company.

The Compensation Committee reviews executive salaries and administers any bonus, incentive compensation and stock option plans of the Company, including the Company’s Amended and Restated 1995 Stock Incentive Plan. In addition, the Compensation Committee consults with management of the Company regarding pension and other benefit plans, and compensation policies and practices of the Company.

The Audit Committee was established in accordance with Section 3(a) (58)A of the Securities Exchange Act of 1933, as amended. The Audit Committee reviews the professional services provided by the Company’s independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company’s system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The report of the audit committee is attached as Exhibit A to this proxy statement. Our board of directors has adopted a written charter for the audit committee.

The Company does not have a nominating committee. Nominations for the election of directors are made by the full Board of Directors.

We have no policy with regard to attendance by Board Members at our Annual Meetings. Jacob Inbar, Tiberiu Mazilu, Edwin McAvoy, Gerald Starek, and David Derby, all duly elected members of the board, were in attendance at our September 2, 2004 Annual Meeting.

Board and Committee Attendance

From April 1, 2004 through March 31, 2005, the end of the Company’s fiscal year, the Board of Directors held eight meetings. No Director attended fewer than 93% of the aggregate of all meetings of the Board of Directors and the committees to which he was named. The Audit Committee held six meetings and the Compensation Committee held seven meetings during the fiscal year.

Audit Committee Financial Expert

Three board members, David Derby, Gerald Starek, and Richard Flatow, qualify as Audit Committee Financial Experts. An Audit Committee Financial Expert is defined as a person who has the following attributes:

•       An understanding of generally accepted accounting principles and financials statements;

•       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; and

•       Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities.

Each of our Audit Committee Financial Experts is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors in care of our address below:

AML Communications, Inc.
Attn: Corporate Secretary
1000 Avenida Acaso
Camarillo, CA 93012
Telephone: (805) 388-1345

If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

NOMINATIONS TO THE BOARD OF DIRECTORS

Our Board of Directors acts as our nominating committee. We do not have a charter governing the manner in which individuals are nominated to the Board of Directors. Three of our six directors are “independent”, as the term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

The Board of Directors, acting as a nominating committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information.

We do not have specific minimum qualifications that a person must meet in order to serve on our Board of Directors. Because our Board is small, our goal is to achieve a balance among the members, so that the knowledge, experience and capabilities each brings to the group will complement the others. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry and diversity of business experience and expertise, among other factors. Although none of our stockholders has submitted the name of a candidate for nomination as a director to us, the Board would not use different standards to evaluate such a nominee. To date, we have not paid any third parties to assist us in finding suitable candidates to serve as directors. All of our nominees are directors standing for re-election. Three of the directors standing for re-election are also our officers. Each nominee to our Board of Directors expressed a willingness to serve during the next fiscal year and, based on a review of his qualifications, each nominee was deemed to be a suitable candidate for nomination.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, certain officers of the Company and persons holding more than 10% of the Company’s Common Stock to file reports concerning their ownership of Common Stock by dates established under the Exchange Act and also requires that the Company disclose in the Proxy Statement any non-compliance with those requirements during the fiscal year ended March 31, 2005. Based solely upon a review of reports delivered to the Company for fiscal year 2005, the Company believes that all Section 16(a) filing requirements were satisfied.

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders for consideration at the Annual Meeting. Any proposal relating to a proper subject which an eligible stockholder of the Company may intend to present for action at the 2006 Annual Meeting of Stockholders must be received by April 5, 2006 to be considered for inclusion in the Company’s Proxy Statement and form of Proxy relating to that meeting. The Board of Directors of the Company will review any proposals from eligible stockholders which it receives by that date and, with the advice of counsel, will determine whether any such proposal will be included in its 2006 proxy solicitation materials under applicable proxy rules of the Securities and Exchange Commission.

CODE OF ETHICS

On July 15, 2005, our Board of Directors approved the adoption of the “Code of Business Conduct and Ethics” policy. We will provide to any person, without charge, upon request, a copy of our Code of Ethics. A request for a copy should be made in writing to AML Communications, Inc., Attn: Corporate Services, 1000 Avenida Acaso, Camarillo, CA 93012.

OTHER MATTERS

The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

ANNUAL REPORT

The Company’s 2005 Annual Report to Stockholders is being mailed to stockholders together with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

FORM 10-KSB ANNUAL REPORT

The Company will provide to any stockholder, without charge, a copy of its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005 including financial statements, filed with the SEC, upon the request of such stockholder. Requests should be directed to AML Communications, Inc., Attention: Investor Relations, 1000 Avenida Acaso, Camarillo, CA  93012.

By Order of the Board of Directors,

Edwin J. McAvoy
Corporate Secretary
Camarillo, California
July 29, 2005

EXHIBIT “A”

AUDIT COMMITTEE REPORT

The following information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts or regulations thereunder.

June 29, 2005

The audit committee reviews the Company’s financial reporting process on behalf of the AML’s board of directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from AML Communications, Inc., and its management. The audit committee has also considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2005.

Submitted by the AML Communications, Inc. Audit Committee

David A. Derby, Chairman

Richard W. Flatow

Gerald M. Starek

EXHIBIT “B”

FIFTH AMENDED AND RESTATED 1995 STOCK
INCENTIVE PLAN AS AMENDED AND RESTATED
JULY 12, 2005

SECTION 1.   PURPOSE OF PLAN

This Amended and Restated 1995 Stock Incentive Plan (this “Plan”) is intended to serve as an incentive to, and to encourage stock ownership by, certain directors, officers and other persons employed by AML Communications, Inc., a Delaware corporation (the “Company”), so that they may acquire or increase their proprietary interests in the success of the Company and to encourage them to remain in the Company’s service.

SECTION 2.   PERSONS ELIGIBLE UNDER PLAN

Any person, including any director of the Company, who is an employee of or consultant to the Company or any of its subsidiaries (an “Employee”) and any director of the Company who is not an Employee (a “Nonemployee Director”) shall be eligible to be considered for the grant of options hereunder (each an “Option”); provided that only persons who are employees of the Company shall be eligible to be considered for the grant of “Incentive Stock Options” (as defined herein).

SECTION 3.   OPTIONS

(a)          The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Employee or a Nonemployee Director that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (I) shares of Common Stock, par value $.01 per share, of the Company (“Common Shares”) or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the “grant” of an Option.

(b)         Common Shares may be issued pursuant to an Option for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Option.

(c)          Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Option granted under this Plan, which terms and conditions may include, among other things:

(i)             a provision permitting the recipient of such Option, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Option, and/or such recipient’s tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

(A)       the delivery of previously owned shares of capital stock of the Company (including “pyramiding”) or other property, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property,

(B)        a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Option, or

(C)        the delivery of cash or a promissory note, the terms and conditions of which shall be determined by the Committee;

(ii)         a provision conditioning or accelerating the receipt of benefits pursuant to such Option, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; or

(iii)     any provisions required in order for such Option to qualify (A) as an incentive stock option (an “Incentive Stock Option”) under Section 422 of the Internal Revenue Code of 1986, as amended from (the “Code”), provided that the recipient of such Option is eligible under the Code to receive an Incentive Stock Option and/or (B) as performance based compensation described in Section 162(m) of the Code (“Performance-Based Compensation”).

(d)         Notwithstanding any other provision of this Plan, no Employee shall be granted Options for in excess of 300,000 shares of Common Stock and no Nonemployee Director shall be granted Options in excess of 50,000 shares of Common Stock during any one calendar year. The limitation set forth in this Section 3(d) shall be subject to adjustment as provided in Section 7 hereof, but only to the extent such adjustment would not affect the status of compensation attributable to Options hereunder as Performance-Based Compensation.

SECTION 4.   STOCK SUBJECT TO PLAN

(a)          The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 3,500,000, subject to adjustment as provided in Section 7 hereof.

(b)         The aggregate number of Common Shares issued and issuable pursuant to all Options (including Incentive Stock Options) granted under this Plan shall not exceed 3,500,000, subject to adjustment as provided in Section 7 hereof.

(c)          For purposes of Section 4(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to all Options granted under this Plan shall at any time be deemed to be equal to the sum of the following:

(i)             the number of Common Shares that were issued prior to such time pursuant to Options granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Options and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

(ii)         the number of Common Shares that were otherwise issuable prior to such time pursuant to Options granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Options or as payment of the recipient’s tax withholding obligation with respect to such issuance; plus

(iii)     the maximum number of Common Shares issuable at or after such time pursuant to Options granted under this Plan prior to such time.

(d)         The “Fair Market Value” of a Common Share or other security on any date (the “Determination Date”) shall be equal to the closing price per Common Share or unit of such other security on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share or unit of such other security on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or such other system then in use, or, if the Common Shares or such other security were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares or such other security selected by the Board.

SECTION 5.   DURATION OF PLAN

Options shall not be granted under this Plan after November 1, 2005. Although Common Shares may be issued on or after November 1, 2005 pursuant to Options granted prior to such date, no Common Shares shall be issued under this Plan after October 31, 2015.

SECTION 6.   ADMINISTRATION OF PLAN

(a)  This Plan shall be administered by a committee (the “Committee”) of the Board consisting of two or more directors, each of whom is a “non-employee director” (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time); provided, however, that in the event the Committee is not comprised of two or more “non-employee directors,” then (i) the Committee shall only be authorized and empowered to recommend to the Board all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the things listed in Section 6, (ii) all recommendations of the Committee relating to this Plan shall be subject to final approval by the Board and (iii) all references herein to the Committee shall be deemed to refer to the Board; provided further, that unless otherwise determined by the Board, with respect to any Option that is intended to qualify as Performance-Based Compensation, the Plan shall be administered by a committee consisting of two or more directors, each of whom is an “outside director” (as such term is defined under Section 162(m) of the Code).

(b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

(i)            adopt, amend and rescind rules and regulations relating to this Plan;

(ii)        determine which persons are Employees and to which of such Employees, if any, Options shall be granted hereunder;

(iii)    grant Options to Employees and Nonemployee Directors (provided that Nonemployee Directors shall not be eligible to be considered for the grant of Incentive Stock Options) and determine the terms and conditions thereof, including (A) the number of Common Shares issuable pursuant thereto and (B) the exercise price for any Option, provided that the Market Value of a Common Share on the date such option is granted, except that (1) the Committee may specifically provide that the exercise price of any such option may be higher or lower in the case of an option granted at the time an Employee commences employment with the Company in assumption and substitution of options issued by another company that are forfeited or cancelled at the time the Employee commences employment with the Company, and (2) in the event an Employee is required to pay or forego the receipt of any cash amount in consideration of receipt of an option, the exercise price plus such cash amount shall equal or exceed 100% of the Fair Market Value of a Common Share on the date the option is granted;

(iv)      determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof; and

(v)          interpret and construe this Plan and the terms and conditions of all Options granted hereunder.

SECTION 7.   ADJUSTMENTS

If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee may make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock and other Options thereafter granted under this Plan, and (c) to the extent permitted under Section 3(e) hereof, the maximum number of Common Shares for which options may be granted during any one calendar year; provided, however, that no adjustment shall be made under this Section 7 to the number of Common Shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of Common Shares with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided further that no such adjustment shall be made to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Options hereunder by causing such compensation to be other than Performance-Based Compensation.

SECTION 8.   AMENDMENT AND TERMINATION OF PLAN

The Board may amend or terminate this Plan at any time and in any manner; provided, however, that no such amendment or termination shall deprive the recipient of any Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

SECTION 9.   EFFECTIVE DATE OF PLAN

The Stock Incentive Plan became effective on November 3, 1995. The amendments to the Stock Incentive Plan reflected in this Amended and Restated Stock Incentive Plan shall be effective as of July 12, 2005, the date upon which it was approved by the Board; provided, however, that no Options may be granted nor may Common Shares be issued under this Amended and Restated Stock Incentive Plan until it has been approved, directly or indirectly, by (a) the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware or (b) the written consent of the holders of a majority of the securities of the Company entitled to vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AML COMMUNICATIONS, INC.

1000 Avenida Acaso, Camarillo, CA  93012

PROXY FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

SEPTEMBER 9, 2005

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2005 Annual Meeting of Stockholders, revokes all prior proxies, and hereby appoints Jacob Inbar and Edwin J. McAvoy, and each of them, acting alone, as attorneys, agents and proxies of the undersigned, each with the power to appoint and substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of AML Communications, Inc. (the “Company”) held of record by the undersigned on July 22, 2005 at the 2005 Annual Meeting of Stockholders to be held on September 9, 2005 and at any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) FOR DIRECTOR LISTED AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2005 ANNUAL MEETING OF STOCKHOLDERS.

(Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) LISTED BELOW.

1. Election of six (6) Directors:	☐	Jacob Inbar
	☐	David Derby
	☐	Richard Flatow
	☐	Tiberiu Mazilu, Ph.D.
	☐	Edwin J. McAvoy
	☐	Gerald M. Starek

FOR ALL NOMINEES	☐

WITHHOLD AUTHORITY FOR ALL NOMINEES	☐

FOR ALL EXCEPT (See instructions below)	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2. Ratification of Independent Registered Public Accounting Firm Kabani & Company, Inc.:

FOR	☐

AGAINST	☐

WITHHOLD AUTHORITY	☐

3. To amend the Company’s 1995 Stock Incentive Plan and increase the number of shares reserved thereunder:

FOR	☐

AGAINST	☐

WITHHOLD AUTHORITY	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Dated:

Signature of Stockholder:

Signature of Joint Stockholder if held jointly:

Title:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.